LOGO - The Catholic Funds, Inc

Prospectus


April 2, 2002

The Catholic Equity Fund

The Catholic Money Market Fund

Neither The Catholic Funds nor the adviser, Catholic Financial Services Corporation, is sponsored or endorsed by the Roman Catholic Church, nor has the Catholic Church approved or disapproved the shares of The Catholic Funds.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

This prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS

                                                                         Page

The Catholic Funds.............................................................2
Investment Philosophy Statement................................................2
The Catholic Equity Fund.......................................................4
The Catholic Money Market Fund.................................................9
Additional Investment Practices and Risks.....................................12
Management....................................................................17
How to Invest.................................................................19
Selling Your Shares...........................................................29
Other Share and Shareholder Information.......................................33
Financial Highlights..........................................................36
For More Information..........................................................41


Before Reading this Prospectus

References to "you" and "your" in the prospectus refer to prospective investors or shareholders. References to "we", "us" OR "our" refer to the Funds and the Fund management (adviser, distributor, administrator, transfer agent and custodian) generally.

                               The Catholic Funds

The Catholic Funds, Inc. is a family of mutual funds contained within a single investment company organized as a Maryland Corporation. This prospectus describes shares for its two Funds: The Catholic Equity Fund and The Catholic Money Market Fund.


                                      Investment Objectives                   Primary Fund Investments

The Catholic Equity Fund            Total return which  approximates  the   A portfolio of stocks which
                                    total return of the S&P 500 Index.      approximates  the  composition
                                                                            of the S&P 500 Index.

The Catholic Money Market Fund      Current  income,  stable  share price   High-quality, short-term debt
                                    and daily liquidity                     instruments


There can be no assurance that either Fund will achieve its objective.

Catholic Financial Services Corporation ("CFSC" or the "adviser"), a Wisconsin corporation registered as an investment adviser under federal securities laws, is the adviser to the Funds. Catholic Financial Services Corporation and The Catholic Funds have retained subadvisers to manage the day-to-day selection and management of each Fund's investments. The subadvisers are: Mellon Equity Associates, LLP for The Catholic Equity Fund, and Strong Capital Management, Inc. for The Catholic Money Market Fund.

                         Investment Philosophy Statement

The investment philosophy for The Catholic Funds, Inc. ("Catholic Funds" or "CFI") is based on two principles:

     1. Prudent Financial Stewardship. The investments in CFI will be managed using strategies aimed at producing results that will help investors reach their financial goals, without taking unwarranted risks.

     2. Responsible Catholic Stewardship. CFI will strive to invest the assets of its Funds in a manner that promotes two specific core Catholic values which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God.

CFI will avoid investing in securities and obligations of companies and other issuers that directly participate in abortion (the sanctity of life exclusionary screen). If CFI's application of its prudent financial stewardship principle should cause it to invest in common stocks of a company whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, the adviser will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. Examples of practices that CFI and the adviser likely would determine are inconsistent with this principle include, without limitation:

     o Not providing a livable wage as dictated by the standards of the particular region;

     o    Not providing safe, sanitary or humane working conditions;

     o Failing to maintain a board of directors composed of a majority of individuals who are independent of management and free from other material conflicts and personal interests that potentially could compromise their ability and incentive to vigorously promote and protect the interests of shareholders;

     o Not maintaining fair and equitable compensation structures which allow employees at all levels to share financially in the success of the company through stock-option, employee-ownership or other types of programs that benefit all employees; or

     o Employing executive compensation systems which overcompensate or unjustly enrich executive management at the expense of shareholders and lower-level employees.

The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that we can practically and efficiently implement each of these values in making day-to-day investment decisions and advocacy, and that the board effectively can monitor and direct compliance with these values.

The board of directors may from time to time select different or additional core Catholic values that CFI will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core
Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs.

The board of directors will establish guidelines from time to time that we will use to screen investments for each of the Funds and to initiate or join other investors in advocacy activities. These guidelines will help focus our attention on factors that are relevant in identifying investments and embarking on advocacy campaigns which are consistent with the selected core Catholic values, but we necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The board of directors will monitor investment selections that we make and advocacy actions that we take for each Fund, and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the board of directors, our investment selections and advocacy initiatives remain consistent with the selected core Catholic values. The board of directors' decision on these matters will be final. If a Fund owns securities of a company whose products or services are found to be inconsistent with the sanctity of human life, we will sell its securities in an orderly and prudent manner. If, notwithstanding our advocacy efforts, a Fund holds common stock of a company that fails to conform its practices to better reflect a value for the dignity of the human person, this fact alone will not cause us to dispose of its common stock. However, we will continue our advocacy efforts with respect to the relevant company.

Investors should bear in mind that we consider only certain core Catholic values when selecting investments for the Funds and when determining whether and what advocacy actions to take. Therefore, it is likely that the Funds from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above, and with respect to which we take no advocacy actions.

Because each Fund will avoid investing in securities of companies and other issuers whose products and services are inconsistent with the sanctity of human life (the funds' sanctity of life exclusionary screen), the return on securities chosen may be lower than if the Funds considered only financial and other traditional criteria when selecting investments. However, the Adviser has analyzed the anticipated effects of the sanctity of life exclusionary screen on the selections of investments for the Funds, and it has assured CFI's board of directors that in its judgment the application of this exclusionary screen will not significantly hamper the Funds' ability to achieve their investment objectives.

                            The Catholic Equity Fund

Investment Objective

The Catholic Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses.

Who Should Invest

The Fund is intended for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the Fund.

Investment Policies

The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 500 Index. When the subadviser receives notification of a change in the composition of the Index, the subadviser generally makes a corresponding change in the composition of the Fund's investment portfolio.

Certain companies included in the S&P 500 Index from time to time may, through the manufacture of their products or the provision of their services, directly participate in abortion. The Fund will not invest in the common stocks of those companies, and therefore the Fund will not replicate the Index at all times. As of December 31, 2001, there were 6 companies included in the S&P 500 Index in which the Fund would not invest because of this exclusionary screen. Together those companies comprise less than two percent of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of these stocks, the subadviser will use modeling techniques to quantify this tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

Investment Risks

MARKET RISK: Common stock prices overall will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and The Catholic Equity Fund's net asset value (and therefore its share price) will fluctuate with these price changes and market fluctuations. You could lose money investing in the Fund.

OBJECTIVE RISK: The value of the Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as the companies' financial performance, management and business trends. In addition, there is a risk that large capitalization stocks included in the S&P 500 Index may trail returns from the overall stock market for short or extended periods.

INDEX CORRELATION RISK: Because the Fund will not invest in companies that participate directly in abortion, the Fund's investment portfolio composition will not fully replicate that of the S&P 500 Index, and the performance of the Fund therefore will not precisely track that of the S&P 500 Index at all times. Also, unlike the S&P 500 Index, the Fund incurs transaction costs and operating expenses (e.g., brokerage commissions, investment management fees, custodian and transfer agent fees, and the like) in order to maintain a portfolio of securities that approximates the composition of the Index. These costs and expenses will reduce the total return of the Fund as compared to that of the S&P 500 Index.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE: The investment objective of The Equity Fund is not fundamental. This means that the Fund's investment objective could be changed by action of CFI's Board of Directors, without the consent or approval of the shareholders of the Fund. For example, the Board may find it necessary to change the investment objective of the Fund if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the Board may find it necessary to modify the Fund's investment objective. The Fund would provide shareholders with at least 60 days advanced written notice before making any such change in its investment objective.

Past Performance

The Fund commenced operations on April 2, 2002 with the consolidation of three other equity funds formally designated as separate mutual fund series of CFI. One of those funds, The Catholic Disciplined Capital Appreciation Fund (the
"Capital Appreciation Fund"), was designated as the survivor of those consolidation transactions for financial accounting and historical performance purposes. The Capital Appreciation Fund was designated as the survivor because its investment objective and investment program were substantially similar to those of the Fund. The Capital Appreciation Fund sought long-term growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations. To attain this objective, the Capital Appreciation Fund employed a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. Just prior to its reorganization with the Fund, the Capital Appreciation Fund had approximately $4.5 million in net assets invested in the common stocks of more than 180 companies, approximately two-thirds of which were included in the S&P 500 Index. Its historic performance closely followed that of the S&P 500 Index.

The following chart and table reflect the annual return and long-term performance of the Capital Appreciation Fund. As with all investments, past performance is not a guarantee of future results. This is especially true when reviewing the past performance of the Capital Appreciation Fund in the context of the future performance of The Catholic Equity Fund, insofar as The Catholic Equity Fund's investment objective and its investment program and strategies are not precisely the same as those of the Capital Appreciation Fund. Nonetheless, this information is relevant to depict the risks of investing in The Catholic Equity Fund by showing the variability in its predecessor fund's quarterly and annual returns.

The Capital Appreciation Fund offered only one Class of shares, which most closely corresponded to Class A shares of The Catholic Equity Fund. Because Class A shares have a different expense structure then Class C shares or Class I shares of The Catholic Equity Fund, the performance information presented in the following chart and table is not representative for those Classes of shares.

     Annual Total Return

The following bar chart shows the calendar year total returns for the Capital Appreciation Fund during the two complete calendar years for which it was in operation. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales charges, the returns would be less than those shown.



(bar chart showing -5.09% for calndar 2000 and -8.09% for calendar 2001)

Best and Worst Quarterly Returns

Best Quarter:  4th quarter of 2001                   10.88%

Worst Quarter:  3rd quarter of 2001                 -15.36%



For its fiscal quarter ended December 31, 2001, the Capital Appreciation Fund's total return was 10.88%.

     Average Annual Total Return

The following table compares the average annual total returns of the Capital Appreciation Fund with those of the S&P 500 Index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance of the Capital Appreciation Fund reflects the maximum 4% sales charge you would have paid for the relevant period. The average annual total returns for both the Capital Appreciation Fund and the index are calculated as of December 31, 2001.

                                                               Since Inception
                                                     One Year   On May 3, 1999
Return Before Taxes                                  -12.56%       -3.84%
Return After Taxes on Distributions                  -9.24%        -2.55%
Return After Taxes on Distributions and Redemptions  -5.09%        -1.09%
of Fund Shares
--------------------------------------------------- --------- ------------------
         S&P 500 Index                               -11.89%       -4.31%

Fees and Expenses

General Information. Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in the Fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.


Shareholder Transaction Expenses (fees paid directly from your investment)

                                          Class A Shares     Class C Shares    Class I Shares
Maximum  Sales Charge (Load) Imposed         4.00% (1)           None              None
on Purchases (as a percentage of
offering price)

Maximum Sales Charge (Load) Imposed          None                None              None
on Reinvested Dividends

Contingent  Deferred Sales Charge            None                1.00%(2)          None
(Load) (as a percentage of original
purchase  price or redemption proceeds,
whichever is less)

Redemption Fees(3)                           None                None              None

Exchange Fee(4)                              None                None              None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Class A Shares     Class C Shares    Class I Shares
Management Fees                       0.50%               0.50%            0.50%
Distribution (12b-1) Fees             0.25%               0.75%             None
Other Expenses(5)                     0.92%               0.92%            0.92%
                                      -----               -----            -----
Total Fund Operating Expenses         1.67%               2.17%            1.42%
Expense Reimbursement(6)              0.72%               0.97%            0.72%
                                      -----               -----            -----
Net Expenses                          0.95%               1.20%            0.70%
----------------------------------



(1)  To determine if you qualify for sales charge, see "How to Invest."

(2) The contingent deferred sales charge on Class C shares terminates one year after you purchase the shares.

(3)  The Fund charges $15.00 for each wire redemption.

(4)  The Fund charges $5.00 for each telephone exchange.

(5) "Other Expenses" are based on estimated amounts for the current fiscal year.

(6) The adviser has contractually committed, for the current fiscal year, to reimburse The Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 0.95% for Class A shares, 1.20% for Class C shares and 0.70% for Class I shares.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:

                                   1 Year          3 Years
                                   ------          -------
Class A Shares                      $493            $  838
Class C Shares                      $222            $  586
Class I Shares                      $72             $  378

-----------------------------------
* With reimbursement promised by the adviser, the costs for the one and three year periods would be as follows: Class A shares, $493 and $691, respectively; Class C shares, $222 and $381, respectively; and Class I shares, $72 and $224, respectively.

                         The Catholic Money Market Fund

Investment Objective

The Catholic Money Market Fund seeks current income, a stable share price and daily liquidity.

Who Should Invest

The Fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent conservative part of your portfolio.

Investment Policies

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by certain corporations, banks and other financial or governmental institutions. In addition, the Fund will purchase only those securities that meet both the Fund investment objective and the responsible Catholic stewardship principle described in this prospectus.

Credit quality measures the issuer's expected ability to pay interest and principal payments on time. We make investments for the Fund consistent with Rule 2a-7 under the Investment Company Act of 1940. This rule categorizes eligible money market securities as First Tier or Second Tier. First Tier securities are generally in the highest short-term credit rating category. Second Tier securities are considered to be investment grade but not in the highest credit rating category. The rule requires that the Fund invest at least 95% if its assets in First Tier securities.

The rule also requires that we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund's investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates.

Investment Risks

Credit risk is the chance that an issuer of a security may not pay the interest or the principal when it becomes due.

Interest rate risk is the chance that an increase in interest rates will reduce the fair market value of a security. Generally, the value of a bond moves in the opposite direction of interest rates. Longer-term bond prices tend to move more in response to interest changes than shorter-term bonds.

Adviser risk is the risk that the adviser's and the subadviser's application of investment strategies will be less successful than other funds and the Fund may underperform other funds. In addition, because the Fund invests consistant with its sanctity of life exclusionary screen, the adviser and subadviser may have fewer investments to choose from than other funds, and the yields and returns on the securities that the Fund can purchase may be less than other similar securities.

Your investment in The Catholic Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.

Past Performance

The following chart and table reflect the Fund's annual return and long-term performance. The table also depicts the risks of investing in the Fund by showing the variability in the Fund's quarterly returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Return

2001 Annual Return

(bar chart showing 3.37% return)

For its fiscal quarter ended December 31, 2001 The Fund's total return was 0.42%

Best and Worst Quarterly Returns

Best Quarter:  1st quarter of 2001          1.26%

Worst Quarter: 4th quarter of 2001          0.42%

Average Annual Total Return Table


The table below shows the Fund's average annual total returns for the indicated periods ended December 31, 2001.

                           Average Annual Total Return

One Year 4.45% From Inception  (1/7/00) 4.93%

Investment  returns may fluctuate.
The Fund's seven-day yield as of December 31, 2001 was 1.16%. For current yield information, please call 1-877-222-2402.

Fees And Expenses

General Information. Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in the Fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table on the following page describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases                  None

Maximum Deferred Sales Charge (Load) Imposed on                   None
Reinvested Dividends

Redemption Fees(1)                                                None

Exchange Fee(2)                                                   None

Annual Fund Operating Expenses (Expenses that are Deducted from Fund Assets)

Management Fees                                                   0.30%

Distribution (12b-1) Fees                                         0.05%

Other Expenses(3)                                                 0.78%

Total Fund Operating Expenses                                     1.13%

Expense Reimbursement(4)                                          0.18%

Net Expenses                                                      0.95%
------------------------------

(1)  The Fund charges $15.00 for each wire redemption.

(2)  The Fund charges $5.00 for each telephone exchange.

(3) "Other Expenses" are based on amounts actually incurred during the year ended September 30, 2001, restated to reflect an increase in custodial fees that took effect on October 1, 2001.

(4) The adviser has contractually committed to the Fund that, for the fiscal year ending September 30, 2002, the adviser will reimburse the Fund to the extent necessary to limit its total operating expenses to 0.95%.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in The Catholic Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:

1 Year         3 Years              5 Years          10 Years
------         -------              -------          --------
$97            $341                 $605             $1,359
------------------------------

*    With  the  reimbursement  promised  by the  adviser,  the cost for the one,
     three,   five  and  ten  years  would  be  $97,  $303,   $525  and  $1,166,
     respectively.


                    Additional Investment Practices and Risks

Passive Management - The Catholic Equity Fund

The Catholic Equity Fund is passively managed, meaning we try to match, as closely as possible, the performance of the S&P 500 Index by holding each stock found in the Index in roughly the same proportion as represented in the Index itself, subject to the application of the Fund's exclusionary abortion screen. For example, if 3% of the total market capitalization of the S&P 500 Index consisted of the common stock of a particular company, then the Fund generally would invest 3% of its assets in shares of common stock of that company. However, the Fund will not invest in the stocks of those companies included in the S&P 500 Index which directly participate in abortion. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

Passive management appeals to many investors for a number of reasons, including the following:

     o    Its simplicity - it is a straightforward market matching strategy;

     o Diversification - broad indices such as the S&P 500 Index cover a wide variety of companies and industries;

     o Relative performance predictability - a passively managed fund is expected to move in the same direction - up or down - as its target index;

     o Comparatively low cost - passively managed funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits; and

     o Relatively low portfolio turnover rates (assuming the composition of the relevant index remains fairly stable), which reduces transaction costs (brokerage commissions, etc.) and capital gains.

The performance of a passively managed fund generally will trail the performance of the index it attempts to track. This is true because the mutual fund and its investors incur operating costs and transaction expenses that are not shared by an index. Also, investors in The Catholic Equity Fund pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge on Class C shares if they redeem their shares within one year of their purchase. A sales charge reduces the total return on your mutual fund shares, as compared to a direct investment in stocks.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in an index, the mutual fund must pay brokerage commissions, which further reduces the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and frequently rule 12b-1 service and distribution fees. These fees and expenses reduce the mutual funds total return as compared to the index it attempts to track, because no such costs affect the total return of the index.

Furthermore, because of liquidity needs and other constraints under which mutual funds operate, passively managed funds generally must retain some portion of their assets in cash or cash equivalents. This prevents them from investing 100% of their assets in the common stocks of the index at all times. The application of The Catholic Equity Fund's sanctity of life exclusionary screen will create further variations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These mismatches between passively managed funds and the indices that they attempt to track create further deviations between their relative performances. These variations are referred to as tracking error.

In order to reduce the tracking error between the performance of The Catholic Equity Fund and the S&P 500 Index that results from the Fund holding uncommitted cash from time to time, the subadviser may invest the uncommitted cash in shares of publicly traded closed end funds that hold a portfolio of stocks that replicates the S&P 500 Index, such as S&P Depository Receipts, or SPDRs. This practice, known as equitizing cash, facilitates the ability of the Fund to earn a return on its uncommitted cash which more closely tracks the return of the S&P 500 Index. Under no circumstances will the subadviser purchase the shares of such a closed end fund if, immediately after doing so, more than 5% of the Fund's net assets would be invested in the shares of any one closed end fund or if more than 10% of the Fund's net assets would be invested in such closed end funds in the aggregate.

As The Catholic Equity Fund increases in size, it may become efficient for it to use exchange-traded index futures contracts to equitize cash, in addition to or in lieu of publicly traded closed end funds. An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Fund enters into and terminates an index futures contract, the Fund may realize a gain or loss. Losses involving index futures contracts can sometimes be substantial, in part because a relatively small price movement in an index futures contract may result in an immediate and substantial loss or gain for the Fund. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. The Fund may not invest in futures contracts to the extent that doing so would require the Fund to commit more than 5% of its total assets for margin on futures contracts, or if more than 20% of the Fund's total assets would be committed to futures contracts.

There is a risk of an imperfect correlation between movements in prices of futures contracts on the S&P 500 Index and movements in the value of the S&P 500 Index itself. There is also a possibility that no liquid secondary market will exist for a futures contract that will enable the Fund to close a futures position prior to its maturity date. The Fund will seek to reduce this liquidity risk by entering into futures contracts on registered security exchanges with an active and liquid secondary market.

S&P 500 Index

The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. While the S&P 500 Index has proven a good measure of large-cap stocks over time, you should bear in mind that it does not re-present the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and under-performed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will closely track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Catholic Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in this Fund in particular, or the ability of The Catholic Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund. For more information about the S&P 500 Index and the Fund's authority to use the Index, please see the section of the Statement of Additional Information Captioned "Investment Techniques and Strategies - The Equity Fund - S&P 500 Index."

Implementation of Catholic Values

The board of directors of CFI has adopted policies and procedures designed to implement CFI's Catholic values in the investment practices of the Funds. These procedures delegate to the adviser the day-to-day responsibility for monitoring each Fund's investments to identify any products, services or business practices which are inconsistent with the board's selected Catholic values. The adviser also is responsible to enforce the sanctity of life exclusionary screen and to initiate action under the advocacy program. The adviser is subject to the oversight of a Catholic Screen Review Committee appointed by the board, to which management of the adviser reports monthly on the screening and advocacy activities. The adviser and the Catholic Screens Review Committee are both subject to oversight by CFI's board of directors to which they report quarterly.

The adviser has access to a commercial service which enables the adviser to use application software systems designed to screen companies for various social issues. Using this tool and other available information, the adviser conducts an analysis on each company whose securities are newly added to one of the Funds to produce a screening profile on the company. Members of the Catholic Screens Review Committee review these profiles monthly, except for those that the adviser determines raise no issues with respect to the selected Catholic values. If the adviser or the Catholic Screens Review Committee determines that a company participates directly in abortion, that company's securities will not be purchased for the Funds. If this determination is made after a company's securities already are owned by one of the Funds, the adviser will direct the appropriate subadviser promptly to arrange for the sale of those securities in an orderly fashion. If it is determined that a company whose equity securities are owned by a Fund engages in practices which are inconsistent with the dignity of the human person, management of the adviser will consider whether and what advocacy actions are appropriate. Because The Catholic Money Market Fund does not invest in common stocks or other equity securities that provide it with the rights of a shareholder, it is not practical for the adviser to initiate any significant shareholder advocacy programs with respect to that Fund. To implement the sanctity of life exclusionary screen for The Catholic Money Market Fund, the subadviser avoids purchasing commercial paper issued by pharmaceutical companies or for-profit hospitals.

On an ongoing basis, the adviser monitors the practices and policies of companies whose equity securities a Fund holds by selectively reviewing their annual reports to shareholders, proxy statements and other public communications that they periodically issue. The adviser also monitors news reports and websites oriented to socially responsible investing, and obtains and reviews information from proxy research and voting services firms that it may retain from time to time, as well as information it obtains through membership in one or more organizations that provide information and assistance in connection with shareholder advocacy efforts.

Advocacy  activities  that the adviser  might  initiate  include  such things as writing letters to management of the relevant companies, encouraging shareholders of the Funds to do the same, engaging in direct dialog with management of these companies, submitting shareholder proposals for consideration at annual meetings either individually or together with other social activists and shareholder groups, participating or initiating proxy contests for the election of directors, and the like. The adviser also may request companies to provide copies of policies that pertain to the selected Catholic values, and may propose specific questions or conduct surveys pertaining to these Catholic values for response by companies in which the Funds invest.

We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, that fact alone will not require a Fund to dispose of the securities of that company, and in fact the Fund may elect to continue to hold those securities. However, under those circumstances the adviser likely would continue its advocacy efforts. The adviser will pay all costs incurred in connection with these advocacy efforts.

Using Mutual Funds in an Investment Program

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing and liquidity. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have.

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include mutual funds in addition to one or more of The Catholic Funds.

                                   Management

Adviser

Catholic Financial Services Corporation, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Funds. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society), Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit society), and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). All four fraternals were formed to unite Catholics and their families for social, religious, and benevolent purposes and for intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these four fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.

The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed-return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance rank in the top 15% of life insurers in the U.S. in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 230,000 members who belong to one of more than 750 local lodges throughout the United States. The Catholic Fraternal Alliance provides $8.5 million annually in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities. The Catholic Fraternal Alliance has over $5 billion of life insurance in force and more than $1 billion of total assets under management.

Advisory Agreements

Pursuant to the terms of the advisory agreements, and subject to the supervision of the Funds' board of directors, the adviser and subadvisers manage the investment and reinvestment of the Funds' assets, provide the Funds with personnel, facilities and administrative services, and supervise the Funds' daily business affairs. We formulate and implement a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions (including the selected Catholic values).

We provide office space as well as executive and other personnel to the Funds. In addition to investment advisory fees, each Fund incurs the following expenses: legal, auditing and accounting expenses; directors' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

For providing the services listed above, the adviser receives an annual advisory fee at the rate of 0.50 of 1% of daily net assets for The Catholic Equity Fund. For The Catholic Money Market Fund the adviser receives fees according to the following schedule: If the Fund has average daily net assets of $50 million or less: 0.30%; if the Fund has average daily net assets of more than $50 million but less than $100 million: 0.25%; if the Fund has average daily net assets of more than $100 million and less than $200 million: 0.20%; if the Fund's average daily net assets exceed $200 million: 0.15%. Out of these fees, the adviser pays the sub-advisory fees applicable to each Fund.

Subadvisers

We have engaged Mellon Equity Associates, LLP and Strong Capital Management, Inc. to serve as subadvisers to the Funds.

The Catholic Equity Fund. Mellon Equity Associates, LLP (Mellon) is an independently run, wholly owned subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. The firm became a separate legal entity from the equity management group of the Mellon Bank trust department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The equity management group has managed institutional, tax-exempt assets since 1947. The firm's proprietary investment process, developed by current principal officers of the firm, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. Mellon manages nearly $23 billion in assets for approximately 140 clients. The principal address of Mellon is 500 Grant St., Suite 4200, Pittsburgh, Pennsylvania 15258.

Thomas J. Durante, a Chartered Financial Analyst, manages the Fund. Mr. Durante specializes in the management of indexed and enhanced-indexed equity products for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. He earned a Bachelor of Science degree in accounting from Fairfield University.

From its advisory fees, the adviser pays the subadviser a subadvisory fee for managing the assets of The Catholic Equity Fund at the annual rate of 12 basis points (0.12%) on the first $50 million of the Fund's average daily net assets, and 6 basis points (0.06%) of the Fund's average daily net assets in excess of $50 million.

The Catholic Money Market Fund. Strong Capital Management, Inc. (Strong) is the subadviser for the Fund and makes the investment decisions for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $47 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products.

Jay N. Mueller manages the Fund. He has over 17 years of investment experience and is a Chartered Financial Analyst. He joined the subadviser as a securities analyst and portfolio manager in September 1991, and currently manages several Strong money market funds. Mr. Mueller received his bachelor's degree in Economics from the University of Chicago in 1982 and serves as Strong's chief economist.

From its advisory fees, the adviser pays the subadviser:

If the portfolio is $50 million or less: 0.20%; if the portfolio is over $50 million and less than $100 million: 0.15%; if the portfolio is over $100 million and less than $200 million: 0.10%; if the portfolio is $200 million or more:
0.075%.

                                  How to Invest

General

You can buy shares in the Funds through a licensed registered representative, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP").

Three Classes of Shares

The Catholic Equity Fund offers three classes of shares; Class A shares, Class C shares and Class I shares. Each class has its own sales charge, expense structure and minimum investment amounts, allowing you to choose the class that best meets your situation. The Catholic Money Market Fund offers only Class A shares.

When selecting a Class of shares, you should bear in mind that, if you are not an institution eligible to purchase Class I shares and you are making a large investment of $250,000 or more and you plan to hold your investment for more than five years, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower on-going distribution fee than Class C shares. The combination of these two factors likely will mean that long-term purchases (5 years or more) of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class C shares. If you are purchasing $500,000 or more, then Class A shares definitely are preferable to Class C shares because there is no front-end sales charge on purchases of Class A shares in that amount.

Please note: Class C shares will not be publicly available until further notice from CFSC.

The following table shows which classes of shares are available for what types of investors and for which Funds, and also highlights some of the differences between the three classes.

Features of Class         Class A Shares                Class C Shares                Class I Shares
-----------------         ---------------               ---------------               ---------------
Offered by which Fund(s)  The Catholic Equity Fund      The Catholic Equity Fund      The Catholic Equity Fund
                          and The Catholic Money
                          Market Fund

Eligible investors        All retail investors who      All retail investors  who     Institutional investors(1)
                          purchase through a broker     purchase directly without
                                                        the assistance of a broker
                                                        or who pay a separate fee
                                                        to a broker

Front-end sales charge    4.00% in the Catholic         None                          None
                          Equity Fund;(2) none in The
                          Catholic Money Market Fund

Contingent deferred       None                          1.00% in The Catholic         None
sales charge                                            Equity Fund (which is
                                                        eliminated after you own
                                                        your shares for one year)

12b-1 Fee                 Twenty-five basis points      Seventy-five basis points     None
                          (0.25%) for The Catholic      (0.75%)
                          Equity Fund, five basis
                          points (0.05%) for The
                          Catholic Money Market Fund

Minimum investment amount $1,000(3)                     $1,000                        $10,000
---------------------------

(1) Please refer to "Purchasing Class I Shares" below for a description of institutions that are eligible to purchase Class I shares.

(2) The front-end sales charge declines as the amount of your purchases increase (please refer to "Purchasing Class A Shares" below).

(3)  These  minimum   investment  amounts  are  reduced  for  certain  types  of purchasers. Please refer to "Purchasing Class A Shares" below.

Purchasing Class A Shares

Front-End Sales Charge. You may purchase Class A shares of The Catholic Equity Fund at NAV plus a maximum sales charge of 4.00% of the public offering price (or 4.17% of the NAV). We do not impose a sales charge on Class A shares for The Catholic Money Market Fund. We may reduce or waive sales charges on certain purchases of Class A shares of The Catholic Equity Fund.

The following chart shows the sales charge percentage for shares at different dollar level purchases.


                                           Maximum Sales
                    Maximum Sales Charge    Charge as a                               50% Sales Charge as a
                            as a          Percentage of Net  50% Sales Charge as a     Percentage of Net
                     Percentage of POP*    Amount Invested      Percentage of POP       Amount Invested
                     -----------------     ---------------      -----------------       ---------------
Less than $25,000          4.00%                4.17%                 2.00%                  2.04%

$25,000  but  less         3.75%                3.90%                 1.88%                  1.91%
than $50,000

$50,000  but  less         3.00%                3.09%                 1.50%                  1.52%
than $100,000

$100,000  but less         2.00%                2.04%                 1.00%                  1.01%
than $250,000

$250,000  but less         1.00%                1.01%                 0.50%                  0.50%
than $500,000

$500,000 and up*           0.00%                0.00%                 0.00%                  0.00%
-----------------------

* Registered Representatives may receive compensation not exceeding 80% of the sales charge on amounts purchased and may receive compensation not exceeding 0.35 of 1% of amounts invested at $500,000 and up. Dealers receive the entire sales charge.

Reducing Your Sales Charge on Class A Shares. We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your Registered Representative at the time you purchase shares or you may not receive the reduction. The adviser, subadviser, transfer agent, fraternal benefit societies, their directors and employees (including sales representatives), persons employed by brokers owned by fraternal benefit societies or that sell shares of the Funds and persons licensed to receive commissions for sales of the Funds may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop or change these reductions at any time.

50% REDUCTION: Non-profit organizations, charitable trusts, endowments, branches and courts, pay only 50% of the normal sales charge so long as there is a meaningful Catholic affiliation. The reduction does not apply to retirement plan accounts.

RIGHT OF ACCUMULATION: You can combine all your Class A share purchases across accounts, including the purchases of your immediate family, when computing your current sales charge for Class A shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible Class A shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the Class A shares in the plan for purposes of calculating a sales charge reduction. Shares of The Catholic Money Market Fund are not eligible shares for Right of Accumulation. However, any Class A shares of The Catholic Equity Fund that have been exchanged INTO The Catholic Money Market Fund are eligible shares for Right of Accumulation. Right of Accumulation includes the value of all shares at the public offering price.

LETTER OF INTENT: If you expect to invest $25,000 or more of Class A shares during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all Class A shares of The Catholic Equity Fund that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases. You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

Minimum Purchase Amounts: The table below shows the minimum amounts that apply to your purchases of Class A shares of The Catholic Equity Fund.

Minimum Purchase Amount
Per Account Per Transaction           Initial Purchase*    Additional Purchase
---------------------------           -----------------    -------------------
Regular Account*                            $1,000                 $50
IRA*                                        $ 250                  $50
Automatic Investment Plan                   $  50                  $25
UGMA or UTMA**                              $ 250                  $50
------------------------------------

*    Indicates purchases made by check or wire.

** Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act
     (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

There is a $1,000 minimum initial investment for all types of accounts in The Catholic Money Market Fund. The minimums for additional purchases in that Fund are as shown in the table above.

We may waive the minimum investment amount needed to open or add to an account in The Catholic Equity and The Catholic Money Market Funds.

Purchasing Class C Shares of The Catholic Equity Fund

General. You may purchase Class C shares of The Catholic Equity Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within one year after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. After you own your shares for one year, the contingent deferred sales charge terminates. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by The Catholic Equity Fund on your Class C shares.

To reduce your costs, when you redeem Class C shares in The Catholic Equity Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those shares that you have held for more than one year or those shares that you purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs, and 403(b) plans, or to meet certain retirement plan requirements.

The minimum initial purchase amount for Class C shares in The Catholic Equity Fund is $1,000 for all purchasers, and is $50 for additional purchases of Class C shares. We may waive the minimum investment amount needed to open or add to an account in The Catholic Equity Fund. The Catholic Money Market Fund does not offer Class C shares.

CFSC, as the distributor of shares of The Catholic Equity Fund, may pay out of its own resources a commission to registered representatives who assist in the sale of Class C shares of up to 0.50 of 1% of the amount invested. Because any such commission is paid by CFSC out of its own resources, the payment of such a commission will not reduce the amount of your investment in the Fund.

Purchasing Class I Shares of The Catholic Equity Fund

Eligible institutions may purchase Class I shares of The Catholic Equity Fund. Institutions that are eligible to purchase Class I shares include any corporation, limited liability company, partnership or other company or business association, a church, parish, fraternal benefit society or other religious or fraternal organization or association, a trust or endowment fund and any other legal entity that is not a natural person or the alter ego of a natural person (e.g., sole proprietorship, IRA account, revocable trust of a grantor who is a natural person, etc.), provided such legal entity was not formed for the specific purpose of investing in the Funds. Class I shares have no front-end sales charge, no contingent deferred sales charge and no rule 12b-1 fee. The minimum initial purchase amount for Class I shares in The Catholic Equity Fund is $10,000, and for additional purchases of Class I shares is $1,000. We may waive the minimum investment amount needed to open or add to an account in The Catholic Equity Fund. The Catholic Money Market Fund does not offer Class I shares.

CFSC, as the distributor of shares of The Catholic Equity Fund, may pay out of its own resources a commission to registered representatives who assist in the sale of Class I shares to eligible institutions of up to 0.35 of 1% of the amount invested. Because any such commission is paid by CFSC out of its own resources, the payment of such a commission will not reduce the amount of your investment in the Fund.

Opening a New Account

You can open a new account through a licensed Registered Representative or directly by mail. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently purchase shares of a Fund that was not selected in your initial application.

Your Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call The Catholic Funds toll-free at 1-877-846-2372.

To open your account, just follow these steps:

          1.   Please review this prospectus.

          2. Please complete a Catholic Funds Application and New Account Form, which should be included with the prospectus, for every different account registration. For example, you need separate applications for an individual account in The Catholic Equity
               Fund and an IRA invested in The Catholic Equity Fund. If you don't complete the application properly, your purchase may be delayed or rejected.

          3. Mail your completed application and check made payable to The Catholic Funds to:

                           REGULAR MAIL
                           ----------------

                           THE CATHOLIC FUNDS, INC.
                           P.O.  BOX 05710
                           MILWAUKEE, WI 53205-5710

                           EXPRESS MAIL/PRIVATE DELIVERY
                           ------------------------------

                           THE CATHOLIC FUNDS, INC.
                           1100 WEST WELLS STREET
                           MILWAUKEE, WI 53233

Accounts for Retirement Savings

Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.

We accept investments from the retirement plans listed below:

          o    Traditional IRA (Individual Retirement Account);

          o    "Rollover" IRA;

          o Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

          o    SEP-IRA (Simplified Employee Pension Plan);

          o    SIMPLE-IRA (Savings Incentive Match Plan for Employees);

          o    Coverdell  Education Savings Account (formerly known as Education
               IRA)  -  (annual  contributions  are  not  tax  deductible,   but
               distributions may not be subject to income tax);

          o 403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

          o    Qualified retirement plans.

We do not provide any prototype qualified retirement plans (i.e., pension, profit sharing and 401(k) plans), although these plans may invest in the Funds.

Buying Additional Shares for Your Account

After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more ($1,000 or more for Class I shares) to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

Additional Purchases by Mail.  Purchase orders should be sent to:
----------------------------

         REGULAR MAIL
         --------------

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         P.O.  BOX 701
         MILWAUKEE, WI 53201-0701

         EXPRESS MAIL/PRIVATE DELIVERY
         -------------------------------

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         THIRD FLOOR
         615 EAST MICHIGAN STREET
         MILWAUKEE, WI 53202

Additional Purchases by Telephone: Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call shareholder services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 p.m.(CST), you will get that day's price.

Additional Purchases by Wire: If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Funds by wire transfer by following these steps:

     1. Call shareholder services at 1-877-222-2402 and provide the following information:

          o    Your account registration;

          o    The name of the Fund(s) in which you want to invest;

          o    The Class of shares you are purchasing;

          o    Your address;

          o    Your Social Security or tax identification number;

          o    The dollar amount;

          o    The name of the wiring bank; and

          o The name and the telephone number of the person at your bank we can contact about your purchase.

We must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

2.   Instruct your bank to use the following instructions when wiring funds:

                  WIRE TO:              U.S. BANK, N.A.

                  CREDIT:               U.S. BANCORP FUND SERVICES, LLC

                  ACCOUNT:              112-952-137

                  ROUTING NUMBER:       075000022

                  FURTHER CREDIT:       (NAME OF FUND)
                                        (SHAREHOLDER ACCOUNT NUMBER)
                                        (SHAREHOLDER REGISTRATION)

Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Account Registration

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $50 in either Class A or Class C shares ($1,000 for The Catholic Money Market Fund), and a minimum of $25 per account per transaction after you start your plan. For Class I shares, you can open an automatic investment plan with an initial investment of at least $10,000 and a minimum of $500 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.

THE BANK DRAFT PLAN allows you to make regular investments in the Funds directly from your checking or savings account. The following rules and/or guidelines apply:

          o You must open the account with a check for at least $50 for Class A ($1,000 for The Catholic Money Market Fund) or Class C shares and at least $10,000 for Class I shares or have an existing account;

          o You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and
               15th) of the month;

          o To start the plan or change your bank account, you must notify Shareholder Services in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;

          o To stop or change the amount of your plan, you must notify Shareholder Services in writing or via telephone at 1-877-222-2402 at least (5) five business days prior to the transaction date; and

          o Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our transfer agent.

THE  PAYROLL   DEDUCTION   SAVINGS  AND  INVESTMENT  PLAN  allows  employees  of
participating companies to invest in the Funds through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.

Payment

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash, traveler's checks or third party checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees, currently $20. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may not be able to redeem the shares you purchased for 12 days or until your check has cleared, whichever occurs first. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares purchased has been received by the transfer agent.

                               Selling Your Shares

General

You can redeem (sell) your shares on any business day. We redeem Class A and Class I shares at net asset value. We redeem Class C shares at net asset value, less the amount of any applicable contingent deferred sales charge.

If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

By Mail

Please include the following in your redemption request:

          o    Name(s) of the account owner(s);

          o    Account number(s);

          o Amount you want to receive or the number of shares you want to sell;

          o    Tax  withholding   information,   if  required,   for  retirement
               accounts; and

          o    Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

          1.   You want to sell shares with a value of more than $25,000;

          2. You want the proceeds sent to an address other than the one listed for your account; or

          3. You want the check payable to someone other than the account owner(s).

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

         REGULAR MAIL
         ----------------------

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         P.O.  BOX 701
         MILWAUKEE, WI 53201-0701

         EXPRESS MAIL/PRIVATE DELIVERY
         ------------------------------

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         THIRD FLOOR
         615 EAST MICHIGAN STREET
         MILWAUKEE, WI 53202

By Telephone

To make investing in the Funds more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

          o    You must call shareholder services toll-free at 1-877-222-2402;

          o You must provide a form of personal identification to confirm your identity;

          o    You can sell up to $25,000 worth of shares;

          o The Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

          o    Retirement plan accounts are not eligible;

          o You can do only one telephone redemption within any 30-day period for each authorized account;

          o Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

          o If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

By Wire

The following rules and/or guidelines for selling by wire apply:

          o You must give us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application or Account Change Form;

          o    You can make a wire redemption for any amount;

          o    You pay a $15.00 fee for each wire redemption;

          o We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

          o Wire redemptions may not be available to you for all retirement plan accounts.

Systematic Withdrawal Plan

You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

          o You need a minimum of $5,000 ($50,000 for Class I shares) in your account to start the plan;

          o    You must withdraw a minimum of $100 monthly;

          o You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

          o To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

          o To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

          o Because of the front-end sales charge on Class A shares and the contingent deferred sales charge on Class C shares, you must consider carefully the costs of frequent investments in and withdrawals from your account unless it is a Catholic Money Market Fund account.

Checkwriting - The Catholic Money Market Fund Only

Sign up for free checkwriting when you open your account or call 1-877-222-2402 to add it later to an existing account.

Please remember:

Check redemptions must be for a minimum of $500.

You cannot write a check to close out an account.

If you recently purchased shares, a redemption request, including a check redemption, on those shares will not be honored until 12 days after we received the purchase check or electronic transaction.

You will be charged a service fee, currently $20, for a stop-payment on a check written on your account in The Catholic Money Market Fund.

Some transactions and requests require a signature guarantee. If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

Closing Small Accounts

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

Reinstatement Privilege for Class A Shares

You have 60 days after you sell Class A shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per Class A share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

          o    You may use this privilege only once per account;

          o You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

          o The dollar amount you reinstate cannot exceed the dollar amount you sold; and

          o The sale of your Class A shares may be a taxable event despite the reinstatement.

Exchange Privilege

You may exchange shares in one Fund for shares in another Fund either by telephone or in writing. If you exchange shares of The Catholic Money Market Fund for Class A shares of The Catholic Equity Fund, your exchange will be subject to the applicable front-end sales charge on the Class A shares of The Catholic Equity Fund. In addition, if you exchange Class C shares of The Catholic Equity Fund for shares of The Catholic Money Market Fund, your exchange will be subject to any contingent deferred sales charges that applies to your redemption of the Class C shares of The Catholic Equity Fund. A $5 service fee will be charged for each telephone exchange request (no charge is imposed for written exchange requests).

Minimum investment rules may apply when you open a new account by exchanging shares and you may have to submit a new application (e.g., you must exchange at least $1,000 worth of Class A shares to another Fund and fill out a new account form if you have not previously opened an account in the Fund into which Class A shares will be exchanged). The following considerations apply to exchanges:

          o You may only exchange into Funds that are legally available for sale in your state;

          o    You may have a taxable gain or loss as a result of an exchange;

          o We reserve the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

You should bear in mind that the rule 12b-1 fee varies among the various Classes of shares of The Catholic Equity Fund, and between Class A shares of The Catholic Equity and The Catholic Money Market Fund. For example, if you own Class I shares of The Catholic Equity Fund, you will not pay any rule 12b-1 fee on those shares. However, if you temporarily exchange those shares for Class A shares of The Catholic Money Market Fund, you will pay a rule 12b-1 fee on your shares of The Catholic Money Market Fund at the rate of five basis points (0.05%), unless and until you re-exchange your shares of The Catholic Money Market Fund for Class I shares of The Catholic Equity Fund.


                     OTHER SHARE AND SHAREHOLDER INFORMATION

Distribution Fees

We have adopted a plan under rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The table below shows the rate of the Rule 12b-1 fee for each Class of shares of each Fund.


Name of Fund                  Class A Shares      Class C Shares     Class I Shares
------------                  --------------      --------------     --------------
The Catholic Equity Fund        0.25 of 1%         0.75 of 1%         None
The Catholic Money Market Fund  0.05 of 1%         Not Available      Not Available


The twenty-five basis point fee paid on Class A shares of The Catholic Equity Fund and the five basis point fee paid on Class A shares of The Catholic Money Market Fund are for services provided by the distributor to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that the distributor demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. The seventy-five basis point 12b-1 fee paid on Class C shares of The Catholic Equity Fund is compensation for distribution services, meaning the distributor is entitled to receive this fee regardless of whether its costs and expenses in distributing Class C shares of the Fund equal or exceed the fee.

Because these fees are paid on each Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable front-end sales charge in the case of purchases and any contingent deferred sales charge in the case of redemptions) determined on the effective date of the purchase or redemption. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Funds on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

We value securities owned by a Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors. The board of directors approves the use of pricing services to assist us in the determination of net asset values.

Dividends, Capital Gains and Taxes

This section summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash.

The Catholic Money Market Fund pays you dividends from net investment income monthly. Dividends are declared on each day that NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays and days when the Fund's NAV is not calculated are declared on the first day preceding these days that the Fund's NAV is calculated. Your investment earns dividends from the first business day after we accept your purchase order. While The Catholic Money Market Fund does not anticipate any short or long-term capital gains, any such gains would be paid annually.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem a Fund's shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.

Each Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Funds.

Reinvestment of Fund Distributions

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the same Class of the Fund that generated the distribution. Shares that you purchase in this fashion will not be subject to either a front-end or a contingent deferred sales charge. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

                              Financial Highlights

The financial highlights tables are intended to help you understand the Funds and their performance since inception. Information is shown for The Catholic Disciplined Capital Appreciation Fund because it is deemed the survivor of the April 2, 2002 consolidation of it and the other two then existing equity Funds of The Catholic Funds into The Catholic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling toll-free 1-877-222-2402.

The Catholic Disciplined Capital Appreciation Fund (the predecessor in interest to The Catholic Equity Fund)

                                          For the             For the               For the
                                         Year Ended          Year Ended          Period Ended
                                      September 30, 2001  September 30, 2000  September 30, 1999(1)
===================================== ================== ==================== =========================
Net Asset Value, Beginning of Period       $10.95              $9.69                $10.00
------------------------------------- ------------------ -------------------- -------------------------
Net investment loss                        (0.04)(7)           (0.03)(7)             --(8)
Net realized and unrealized gain           (2.45)               1.31                (0.31)
(loss) on investments
                                      ------------------ -------------------- -------------------------

     Total from Investment                 (2.49)               1.28                (0.31)
     Operations
                                      ------------------ -------------------- -------------------------

Distributions from net realized gain       (0.03)              (0.02)                 --
                                      ------------------ -------------------- -------------------------

     Total Distributions                   (0.03)              (0.02)                 --
------------------------------------- ------------------ -------------------- -------------------------

Net Asset Value, End of Period             $8.43           $10.95                $9.69
------------------------------------- ------------------ -------------------- -------------------------

Total return(2)                           (22.81%)             13.16%             (3.10%)(3)

RATIOS TO AVERAGE NET ASSETS

Expenses(4)(5)                            1.75%                1.75%                 1.75%

Net investment loss(4)(5)                (0.45%)              (0.33%)               (0.03%)

Expenses(4)(6)                            3.05%                3.31%                 4.83%

Net investment loss(4)(6)                (1.75%)              (1.89%)               (3.11%)

Net assets, end of period               $4,525,315           $4,671,129            $3,365,592

Portfolio turnover rate                  39.17%               28.78%                 2.44%(3)
----------------------------

(1) Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Not annualized.
(4)  Computed on an annualized basis.
(5)  Net of waivers and reimbursements by adviser.
(6)  Gross of waivers and reimbursements by adviser.
(7)  Per share net investment loss has been calculated prior to tax adjustments.
(8)  Less than one cent per share.

                         The Catholic Money Market Fund

                                                Fiscal Year Ended               For the Period Ended
                                                September 30, 2001             September 30, 2000(1)
                                                ------------------             ------------------
Net Asset Value, Beginning of Period                  $1.00                            $1.00

Net investment income                                  0.04                             0.04
                                                      -----                             -----

         Total from Investment Operations              0.04                             0.04

Distributions from net investment income              (0.04)                           (0.04)
                                                      ------                           ------

         Total Distributions                          (0.04)                           (0.04)
                                                      ------                           ------

Net Asset Value, End of Period                        $1.00                            $1.00
                                                      =====                            =====

Total return                                          4.45%                           4.08%(2)
RATIOS TO AVERAGE NET ASSETS
Expenses(3)(4)                                        0.91%                            0.91%

Net investment income(3)(4)                           4.35%                            5.34%

Expenses(3)(5)                                        1.05%                            1.19%

Net investment income(3)(5)                           4.21%                            5.06%

Net assets, end of period                          $12,358,882                      $11,020,977
-------------------------------------

(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

(2)  Not annualized.

(3)  Computed on an annualized basis.

(4)  Net of waivers and reimbursements by adviser.

(5)  Gross of waivers and reimbursements by adviser.

BOARD OF DIRECTORS

Daniel Steininger - Chairman of the Board o Thomas Bausch o J. Michael Borden o Daniel Doucette o Allan Lorge o Thomas Munninghoff o Conrad Sobczak

OFFICERS

Theodore Zimmer - President o Allan Lorge - Vice President and Secretary o Russell Kafka - Treasurer o Cheri Nagan - Assistant Secretary

INVESTMENT ADVISER

Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP

LEGAL COUNSEL

Quarles & Brady LLP

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC


SHAREHOLDER SERVICES

The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI   53201-0701

CUSTODIAN

U.S. Bank, N.A.

SUBADVISERS

The Catholic Equity Fund

Mellon Equity Associates, LLP
500 Grant St., Suite 4200
Pittsburgh, PA  15258

The Catholic Money Market Fund

Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

THE CATHOLIC FRATERNAL ALLIANCE

Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters
Robert Ciesla, High Chief Ranger
355 Shuman Boulevard
PO Box 3012
Naperville, IL 60566-7012

Catholic Knights of America
John Kenawell, President
3525 Hampton Avenue
St.  Louis, MO 63139-1980

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX  78945

(Back Cover)


                              For More Information

If you would like more information about the Funds, you may call Shareholder Services toll-free at 1-877-222-2402 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semi-Annual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The Funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company File No.  811-09177

LOGO - Catholic Financial Services Corporation
1100 West Wells Street . Milwaukee, Wisconsin 53233

Member NASD

The Catholic Funds are not available in all states.